UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jay S. Fitton
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2020

Date of reporting period:  May 31, 2021

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

Convergence Long/Short Equity Fund

May 31, 2021

Investment Adviser

Convergence Investment Partners, LLC
3801 PGA Boulevard
Suite 1001
Palm Beach Gardens, Florida 33410

Phone: 877-677-9414

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLES	7
INVESTMENT HIGHLIGHTS	9
SCHEDULE OF INVESTMENTS	11
SCHEDULE OF SECURITIES SOLD SHORT	18
STATEMENT OF ASSETS AND LIABILITIES	26
STATEMENT OF OPERATIONS	27
STATEMENTS OF CHANGES IN NET ASSETS	28
STATEMENT OF CASH FLOWS	29
FINANCIAL HIGHLIGHTS	30
NOTES TO FINANCIAL STATEMENTS	32
STATEMENT REGARDING LIQUIDITY RULE MANAGEMENT PROGRAM	41
NOTICE OF PRIVACY POLICY & PRACTICES	42
ADDITIONAL INFORMATION	43

Convergence Investment Partners, LLC (“Convergence”)
2021 Semi-Annual Shareholder Report

Convergence Long/Short Equity Fund (MARNX)
Shareholder Letter (Unaudited)

Dear Shareholder:

We are pleased to provide to you the semi-annual report of the Convergence Long/Short Equity Fund (the “Fund”) for the six-month ended May 31, 2021.  We have been managing our Fund, incepted December 29, 2009, for over eleven years.  Our Fund employs the Convergence systematic long/short investment approach which seeks to benefit from fundamentally strong companies outperforming their weaker fundamental counterparts. Over the long term, our Fund strives for strong total returns with the potential for downside risk mitigation through an active short.  We manage our Fund with the philosophy that over the long term, strong fundamentals outperform weak fundamentals.  Moreover, our Fund utilizes the Convergence proprietary stock ranking process which analyzes the domestic investment universe and helps to identify, quantify, and rank strong and weak fundamentals.

Our long-term investors know that we utilize numerous factors grouped into factor composites like Traditional Value and Accelerating Sales.  We monitor the performance of these composites to learn what the market is rewarding or punishing.  Over the six months ended May 31, 2021, we see that much of the positive spread or differentiation in stocks has been a combination of reasonable valuation, higher levels of leverage and high levels of sales, earnings and cash flow.  Conversely, there was negative contribution from fundamental tilts to companies with strong price momentum, and robust historical earnings and sales growth.  As we have stated before, this demonstrates the benefit of the fundamental factor diversification that we employ at Convergence. While it is unlikely for all fundamental tilts to generate a positive spread in short time periods, we believe these fundamental spreads, based on sound economic principles, can help produce real wealth for investors over time as they provide complimentary attributes.  We remain steadfast to our philosophy that strong fundamentals win in the long run.

Digging a bit deeper into the performance of the past six months ended May 31, 2021, our Fund handsomely outperformed its benchmark, the Russell 3000 Total Return Index (the “Russell 3000 Index”).  It is important to remember that our Fund maintains approximately 40% of capital invested in short positions, while our long-only benchmark maintains 0%.  The outperformance of our Fund was consistent throughout the entire six months.  After months of wild speculation, it seems investors repositioned their portfolios more prudently for the coming recovery and economic boom as the world emerged from their COVID induced bubbles.  This prudent rebalance from growth to value was spurred by looming legislation that cooled the tech frenzy, infrastructure deals fueling value names in capital goods, higher interest rates pushing up financials, inflation worries and clogged supply chains pushing up material prices.  Additionally, when buying into these stocks, investors were assessing tangible fundamentals like valuation, earnings momentum, and quality. These are all metrics that we at Convergence expect to outperform over the long term.  As we have stated before, periods of inverted fundamentals (like 2019-2020) are challenging but historically they reverse and “snapback” powerfully, like a rubber band.  Given the “snapback” environment of the last six months, we were unsurprised that our Fund had a positive long-short spread for the period.  Over the trailing six months, the long positions handsomely outperformed the Russell 3000 Index while the short positions slightly outperformed the Russell 3000 Index, which is not good for short positions.

At Convergence, we understand that our long (short) positions will not outperform (underperform) in every consecutive month, quarter, or year.  We do, however, firmly believe that investment decisions based on a sound and logical philosophy, paired with a long-term approach, can deliver superior results.  Buying reasonably valued stocks with strong earnings and sales growth, while shorting unprofitable stocks with wild valuations, has been our recipe for success at Convergence.

Convergence Long/Short Equity Fund Performance:

The investment objective of the Convergence Long/Short Equity Fund is to seek long-term capital growth.  The Fund seeks to realize its investment objective by establishing long and short positions in equity securities of larger cap domestic companies with medium and large market capitalizations. The Fund will hold long (purchase) securities that Convergence believes will outperform the market, and it will sell short securities expected to underperform the market. Convergence constructs the portfolio as an actively managed equity strategy that adapts to ever changing market dynamics through a market cycle. The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 50% to 100% of the fund’s total assets. Under normal market conditions, the long positions may range from 90% to 150% of the fund’s total assets. Its short positions may range from 20% to 70% of total assets. In making investment decisions for the Fund, Convergence utilizes a bottom-up approach that focuses on the individual strengths of the underlying companies and the relative and absolute attractiveness of the companies within each industry group.

In the six months ended May 31, 2021, the Convergence Long/Short Equity Fund returned 24.18%, versus the Russell 3000 Index at 17.39%.

Average Annual Total Returns (net of fees)

								Since
Through	One			One	Three	Five	Ten	Inception
May 31, 2021	Month	Quarter	YTD	Year	Year	Year	Year	Annualized
Convergence Long/
Short Equity
Institutional
Class (MARNX)	2.90%	13.23%	24.18%	30.61%	6.79%	11.25%	10.52%	12.16%
Russell 3000®
Total Return
Index	0.46%	9.42%	17.39%	43.91%	18.03%	17.36%	14.21%	14.59%

Fund inception = 12/29/2009

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-677-9414.

As of the most recent prospectus dated March 30, 2021, Gross Expense Ratio on the Fund is 2.58%. Net Expense Ratio on the Fund applicable to investors is 2.39%. Excluding Dividends and Interest on Short Positions, Total Annual Fund Operating Expenses After Fee Waiver and / or Expense Reimbursement are 1.50%. Please see the Financial Highlights in this report for the most recent expense ratio. Pursuant to an operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, acquired fund fees and expenses, dividends or interest expenses on short positions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation, (collectively, “Excluded Expenses”) do not exceed 1.50% of the Fund’s average daily net assets, through at least March 30, 2022.

Periods less than 12 months are not annualized.

The Convergence fundamental stock picking methodology is geared toward long holdings with strong cash flow, earnings, profits and other desirable financial characteristics. We strive to achieve these favorable portfolio statistics while never overpaying in terms of valuation. Our research has shown that over time, companies with these characteristics have rewarded investors, as the portfolio statistics are signs of healthy and growing companies with competitively strong business models. The Convergence process separately seeks to identify companies with weak or declining fundamentals, and our research has shown this to be effective in sourcing alpha from shorting.

In closing, as we always say, stay fundamental.

Thank you for your support.

David J. Abitz, CFA	Justin Neuberg, CFA
President & Chief Investment Officer	Co-Portfolio Manager
Convergence Investment Partners, LLC	Convergence Investment Partners, LLC

Disclosures

Past performance is not indicative of future results.

This commentary is for informational purposes only and should not be viewed as a recommendation to buy or sell any security. Investors should seek financial advice regarding the appropriateness of investing in any securities or investment strategies discussed in this documentation and should understand that statements regarding future prospects may not be realized. Investors should note that income from such securities may fluctuate and that each security’s price or value may rise or fall. Accordingly, investors may receive back less than originally invested. There is no guarantee that the views expressed will come to pass.

Mutual fund investing involves risk. Principal loss is possible. Investments in midcap companies involve additional risks such as limited liquidity and greater volatility than larger capitalization companies. The Fund regularly makes short sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested. However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund. The Fund may have a relatively high turnover rate compared to many mutual funds and has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns.

Must be preceded or accompanied by a prospectus.

Diversification does not assure a profit nor protect against loss in a declining market.

Quasar Distributors, LLC, distributor.

Alpha – The excess return of an investment relative to the return of a benchmark index is the investment’s alpha.

The Russell 3000 Total Return Index measures the performance of the largest 3000 Total Return U.S. companies representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index. The volatility of an index may be materially different from that of the strategy due to varying degrees of diversification and other factors. Index returns do not reflect the deduction of any fees.

CONVERGENCE LONG/SHORT EQUITY FUND
Expense Examples
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/20 – 5/31/21).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CONVERGENCE LONG/SHORT EQUITY FUND
Expense Examples (Continued)
(Unaudited)

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/20	5/31/21	12/1/20 – 5/31/21*
Actual**	$1,000.00	$1,241.80	$12.07
Hypothetical (5% return
before expenses)***	$1,000.00	$1,014.16	$10.85

*
Expenses are equal to the Fund’s annualized expense ratio of 2.16%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).  Excluding dividends on short positions, interest and broker expenses, the Fund’s annualized expense ratio would be 1.50%.

**	Excluding dividends on short positions, interest and broker expenses, your actual cost of investing in the Fund would be $8.38.
***	Excluding dividends on short positions, interest and broker expenses, your hypothetical cost of investing in the Fund would be $7.53.

CONVERGENCE LONG/SHORT EQUITY FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is to seek long-term capital growth. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in long and short positions in equity securities of domestic companies. The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization. The Fund generally considers companies with medium and large market capitalizations to be those companies that comprise the upper half of the Russell 3000® Total Return Index. As of December 31, 2020, the market capitalization range of the upper half of the Russell 3000® Total Return Index was between $2.03 billion and $2,255.97 billion. The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

Allocation of Portfolio Holdings
(as a percentage of net assets)

Continued

CONVERGENCE LONG/SHORT EQUITY FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of May 31, 2021

		Russell 3000®
	Institutional	Total Return
	Class Shares	Index
One Year	30.61%	43.91%
Three Year	6.79%	18.03%
Five Year	11.25%	17.36%
Ten Year	10.52%	14.21%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 877-677-9414.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index over the last 10 year time period, 5/31/2011 to 5/31/2021, for Institutional Class shares. The graph does not imply any future performance.

The Russell 3000® Total Return Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

One cannot invest directly in an index.

Growth of $15,000 Investment

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments

May 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS* – 129.60%

Accommodation – 1.92%
Boyd Gaming Corp. (a)	2,922	$188,147
Red Rock Resorts, Inc. – Class A (a)	4,287	191,843
Travel + Leisure Co.	2,951	192,258
		572,248
Administrative and Support Services – 6.15%
ABM Industries, Inc.	2,347	117,092
Accenture PLC – Class A (c)	1,514	427,191
Alliance Data Systems Corp.	2,515	304,441
Baker Hughes Co.	8,336	203,398
MasTec, Inc. (a)	1,787	207,882
Robert Half International, Inc.	1,324	117,558
TTEC Holdings, Inc.	4,215	456,948
		1,834,510
Ambulatory Health Care Services – 1.86%
Molina Healthcare, Inc. (a)(b)	1,071	269,206
Select Medical Holdings Corp.	7,158	286,821
		556,027
Amusement, Gambling, and Recreation Industries – 0.59%
SeaWorld Entertainment, Inc. (a)	3,232	175,918

Beverage and Tobacco Product Manufacturing – 0.77%
Philip Morris International, Inc.	2,393	230,757

Broadcasting (except Internet) – 1.70%
Comcast Corp. – Class A	8,851	507,516

Building Material and Garden Equipment
and Supplies Dealers – 2.48%
Home Depot, Inc.	2,318	739,233

Chemical Manufacturing – 6.73%
AbbVie, Inc.	1,773	200,704
Alkermes, PLC (a)(c)	8,598	194,917
Johnson & Johnson	1,659	280,785
Moderna, Inc. (a)	1,724	318,956
Mosaic Co.	6,184	223,490
Nu Skin Enterprises, Inc. – Class A	2,249	135,300
Olin Corp.	4,499	219,956
Pfizer, Inc.	6,935	268,593

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments (Continued)

May 31, 2021 (Unaudited)

	Shares	Value
Chemical Manufacturing – 6.73% (Continued)
Trinseo SA (b)(c)	2,542	$165,077
		2,007,778
Clothing and Clothing Accessories Stores – 0.90%
Urban Outfitters, Inc. (a)	6,849	268,207

Computer and Electronic Product Manufacturing – 19.47%
Alphabet, Inc. – Class A (a)	283	666,989
Alphabet, Inc. – Class C (a)	281	677,648
Amkor Technology, Inc.	22,724	479,476
Apple, Inc. (b)	2,898	361,120
Broadcom, Inc.	885	418,012
Bruker Corp.	3,921	272,274
HP, Inc.	10,214	298,555
IDEXX Laboratories, Inc. (a)	492	274,590
Jabil, Inc.	3,565	201,244
NetApp, Inc.	3,731	288,667
PerkinElmer, Inc.	1,976	286,658
QUALCOMM, Inc.	2,319	311,998
Sanmina Corp. (a)	7,772	327,279
Sonos, Inc. (a)	4,774	176,638
Teradata Corp. (a)	10,747	514,459
Waters Corp. (a)	775	249,744
		5,805,351
Construction of Buildings – 2.04%
Avantor, Inc. (a)	8,087	259,997
Lennar Corp. – Class A	1,817	179,901
Toll Brothers, Inc.	2,588	168,841
		608,739
Couriers and Messengers – 1.25%
FedEx Corp.	624	196,441
United Parcel Service, Inc. – Class B	816	175,114
		371,555
Credit Intermediation and Related Activities – 8.91%
Bank of America Corp.	4,055	171,891
Citigroup, Inc.	5,474	430,858
Discover Financial Services	2,813	329,852
First Horizon National Corp.	7,439	141,862
Hilltop Holdings, Inc.	4,701	174,642
JPMorgan Chase & Co.	1,735	284,956
OneMain Holdings, Inc.	5,556	321,359

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments (Continued)

May 31, 2021 (Unaudited)

	Shares	Value
Credit Intermediation and Related Activities – 8.91% (Continued)
PacWest Bancorp	3,204	$144,725
Synchrony Financial	7,917	375,345
Wells Fargo & Co.	6,012	280,881
		2,656,371
Data Processing, Hosting and Related Services – 0.45%
Upwork, Inc. (a)	2,868	134,997

Electrical Equipment, Appliance,
and Component Manufacturing – 0.64%
Whirlpool Corp.	807	191,332

Fabricated Metal Product Manufacturing – 1.99%
Atkore, Inc. (a)	2,654	204,889
Crane Co.	2,068	197,474
Emerson Electric Co.	2,006	191,954
		594,317
Food and Beverage Stores – 0.38%
Kroger Co.	3,071	113,566

Food Manufacturing – 1.70%
Medifast, Inc.	871	289,390
Pilgrim’s Pride Corp. (a)	9,083	218,355
		507,745
Food Services and Drinking Places – 1.94%
Bloomin’ Brands, Inc. (a)	5,296	156,497
Manhattan Associates, Inc. (a)	3,094	420,722
		577,219
Funds, Trusts, and Other Financial Vehicles – 1.09%
Carlyle Group, Inc.	7,426	324,071

General Merchandise Stores – 4.26%
Kohl’s Corp.	5,415	300,478
Macy’s, Inc. (a)	16,461	300,907
Target Corp.	1,134	257,327
Wal-Mart, Inc.	2,894	411,035
		1,269,747
Heavy and Civil Engineering Construction – 0.63%
Century Communities, Inc. (a)	2,326	189,290

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments (Continued)

May 31, 2021 (Unaudited)

	Shares	Value
Hospitals – 2.02%
HCA Healthcare, Inc.	1,347	$289,322
Tenet Healthcare Corp. (a)	4,667	312,269
		601,591
Insurance Carriers and Related Activities – 4.18%
Allstate Corp.	1,226	167,484
Arch Capital Group Ltd. (a)(c)	3,820	152,380
Chubb Ltd. (c)	1,005	170,840
Cigna Corp.	1,015	262,732
Old Republican International Corp.	6,819	179,067
Radian Group, Inc.	6,616	154,484
Travelers Companies, Inc.	997	159,221
		1,246,208
Leather and Allied Product Manufacturing – 0.62%
Tapestry, Inc. (a)	4,088	183,510

Machinery Manufacturing – 5.43%
AGCO Corp.	1,509	208,801
Applied Materials, Inc.	3,050	421,297
Brunswick Corp.	1,750	178,903
Cummins, Inc.	775	199,392
Deere & Co.	574	207,271
Parker-Hannifin Corp.	621	191,361
Terex Corp.	4,056	212,413
		1,619,438
Management of Companies and Enterprises – 1.22%
Capital One Financial Corp.	2,269	364,810

Merchant Wholesalers, Durable Goods – 5.07%
Arrow Electronics, Inc. (a)	2,990	359,787
Avnet, Inc.	6,627	291,986
Beacon Roofing Supply, Inc. (a)	3,432	194,388
Owens & Minor, Inc.	6,283	280,913
Synnex Corp.	3,063	387,776
		1,514,850
Merchant Wholesalers, Nondurable Goods – 0.92%
McKesson Corp.	1,429	274,925

Mining (except Oil and Gas) – 1.29%
Freeport-McMoRan, Inc. – Class B	4,970	212,319
Southern Copper Corp.	2,488	173,513
		385,832

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments (Continued)

May 31, 2021 (Unaudited)

	Shares	Value
Miscellaneous Manufacturing – 0.66%
Envista Holdings Corp. (a)	4,518	$197,166

Motor Vehicle and Parts Dealers – 1.02%
AutoNation, Inc. (a)	2,977	304,041

Nonmetallic Mineral Product Manufacturing – 1.42%
Eagle Materials, Inc. (a)	1,452	213,096
Owens Corning	1,997	212,980
		426,076
Nonstore Retailers – 2.14%
Amazon.com, Inc. (a)	130	418,999
Overstock.com, Inc. (a)	2,571	219,641
		638,640
Oil and Gas Extraction – 2.73%
APA Corp.	9,838	204,630
EOG Resources, Inc.	2,531	203,341
Ovintiv, Inc.	7,443	198,207
PDC Energy, Inc. (a)	4,872	205,695
		811,873
Other Information Services – 4.03%
Facebook, Inc. – Class A (a)	2,050	673,896
Pinterest, Inc. – Class A (a)	8,089	528,212
		1,202,108
Paper Manufacturing – 0.67%
Boise Cascade Co.	3,046	201,006

Primary Metal Manufacturing – 0.73%
Alcoa Corp. (a)	5,517	218,859

Professional, Scientific, and Technical Services – 5.57%
Digital Turbine, Inc. (a)	5,211	344,812
Gartner, Inc. (a)	1,945	450,929
IQVIA Holdings, Inc. (a)	1,287	309,086
Jacobs Engineering Group, Inc.	918	130,429
VMware, Inc. – Class A (a)(b)	2,692	425,040
		1,660,296

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments (Continued)

May 31, 2021 (Unaudited)

	Shares	Value
Publishing Industries (except Internet) – 5.62%
CommVault Systems, Inc. (a)	5,438	$414,212
Microsoft Corp. (b)	1,766	440,935
Oracle Corp.	5,612	441,889
SPS Commerce, Inc. (a)	4,037	378,913
		1,675,949
Real Estate – 0.94%
CBRE Group, Inc. – Class A (a)	1,564	137,288
Jones Lang LaSalle, Inc. (a)	710	143,598
		280,886
Rental and Leasing Services – 1.50%
Herc Holdings, Inc. (a)	2,034	233,950
Ryder System, Inc.	2,604	212,981
		446,931
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 2.39%
Evercore, Inc. – Class A	2,510	366,109
Goldman Sachs Group, Inc.	928	345,235
		711,344
Telecommunications – 3.05%
AT&T, Inc.	16,899	497,338
J2 Global, Inc. (a)	3,315	412,817
		910,155
Transportation Equipment Manufacturing – 4.24%
Adient PLC (a)(c)	5,166	258,610
General Motors Co. (a)	6,782	402,240
Harley-Davidson, Inc.	4,258	206,385
Oshkosh Corp.	1,527	200,709
Textron, Inc.	2,867	196,303
		1,264,247
Truck Transportation – 0.71%
Landstar System, Inc.	1,242	211,761

Utilities – 2.06%
FirstEnergy Corp.	4,915	186,328
MDU Resources Group, Inc.	6,853	230,671
UGI Corp.	4,315	198,706
		615,705

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments (Continued)

May 31, 2021 (Unaudited)

	Shares	Value
Waste Management and Remediation Services – 0.76%
Darling Ingredients, Inc. (a)	3,292	$225,370

Wood Product Manufacturing – 0.76%
Louisiana-Pacific Corp.	3,380	227,170
TOTAL COMMON STOCKS (Cost $30,995,219)		38,657,241

REAL ESTATE INVESTMENT TRUSTS – 2.37%

Forestry and Logging – 0.49%
Weyerhaeuser Co.	3,873	147,019

Real Estate – 1.88%
Highwoods Properties, Inc.	2,980	136,127
PotlatchDeltic Corp.	2,417	145,503
Simon Property Group, Inc.	1,101	141,467
VICI Properties, Inc.	4,387	136,568
		559,665
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $592,477)		706,684

SHORT-TERM INVESTMENTS – 0.61%
First American Government Obligations Fund –
Class X, 0.026% (b)(d)	182,471	182,471
TOTAL SHORT-TERM INVESTMENTS (Cost $182,471)		182,471
Total Investments (Cost $31,770,167) – 132.58%		39,546,396
Liabilities in Excess of Other Assets – (32.58)%		(9,717,995)
TOTAL NET ASSETS – 100.00%		$29,828,401

Percentages are stated as a percent of net assets.

*	Unless otherwise noted, all of a portion of these securities, totaling $37,215,028 are pledged as collateral for securities sold short.
(a)	Non-income producing security.
(b)	This security is not pledged as collateral for securities sold short.
(c)	Foreign issued security.
(d)	Seven day yield as of May 31, 2021.

Abbreviations:
Ltd.	Limited Liability Company.
PLC	Public Limited Company.
SA	Generally designates a type of corporation in various countries, mostly those employing a civil law legal system.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short

May 31, 2021 (Unaudited)

	Shares	Value
SECURITIES SOLD SHORT – (43.61)%

COMMON STOCKS (41.85)%

Accommodation – (0.15)%
Caesars Entertainment, Inc.	(400)	$(42,980)

Administrative and Support Services – (2.02)%
Booking Holdings, Inc.	(19)	(44,869)
Cardlytics, Inc.	(1,092)	(116,353)
Cloudflare, Inc. – Class A	(1,508)	(123,746)
Dun & Bradstreet Holdings, Inc.	(1,760)	(37,787)
IHS Markit Ltd. (a)	(392)	(41,282)
Live Nation Entertainment, Inc.	(1,272)	(114,620)
Pactiv Evergreen, Inc.	(2,933)	(43,526)
R1 RCM, Inc.	(3,526)	(81,627)
		(603,810)
Air Transportation – (0.76)%
CryoPort, Inc.	(1,529)	(85,502)
JetBlue Airways Corp.	(3,255)	(65,426)
United Continental Holdings, Inc.	(1,272)	(74,221)
		(225,149)
Ambulatory Health Care Services – (0.81)%
ALX Oncology Holdings, Inc.	(776)	(43,891)
Axsome Therapeutics, Inc.	(607)	(36,851)
Oak Street Health, Inc.	(1,288)	(77,782)
Teladoc Health, Inc.	(554)	(83,421)
		(241,945)
Apparel Manufacturing – (0.12)%
Lululemon Athletica, Inc.	(114)	(36,837)

Beverage and Tobacco Product Manufacturing – (0.50)%
Brown-Forman Corp. – Class B	(893)	(71,761)
Primo Water Corp. (a)	(4,482)	(77,584)
		(149,345)
Broadcasting (except Internet) – (1.36)%
Cable One, Inc.	(59)	(107,118)
Liberty Latin America Ltd. – Class C (a)	(5,439)	(78,213)
Spotify Technology SA (a)	(445)	(107,499)
ViacomCBS, Inc. – Class B	(2,693)	(114,237)
		(407,067)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

May 31, 2021 (Unaudited)

	Shares	Value
Chemical Manufacturing – (3.02)%
10X Genomics, Inc. – Class A	(407)	$(73,260)
Acceleron Pharma, Inc.	(379)	(49,607)
Albemarle Corp.	(268)	(44,777)
Amyris, Inc.	(3,737)	(53,178)
Arena Pharmaceuticals, Inc.	(491)	(30,005)
Bridgebio Pharma, Inc.	(1,388)	(82,169)
Church & Dwight Co., Inc.	(1,062)	(91,045)
Dicerna Pharmaceuticals, Inc.	(1,575)	(51,345)
Ecolab, Inc.	(195)	(41,941)
Edgewell Personal Care Co.	(2,044)	(92,757)
Global Blood Therapeutics, Inc.	(858)	(32,973)
Intra-Cellular Therapies, Inc.	(1,544)	(60,849)
Iovance Biotherapeutics, Inc.	(1,421)	(26,388)
Karuna Therapeutics, Inc.	(368)	(41,150)
Mirati Therapeutics, Inc.	(478)	(75,596)
TG Therapeutics, Inc.	(772)	(26,920)
Turning Point Therapeutics, Inc.	(406)	(26,869)
		(900,829)
Clothing and Clothing Accessories Stores – (0.44)%
Nordstrom, Inc.	(3,924)	(131,611)

Computer and Electronic Product Manufacturing – (5.08)%
Arista Networks, Inc.	(506)	(171,726)
Array Technologies, Inc.	(1,724)	(28,101)
Bloom Energy Corp. – Class A	(2,632)	(63,615)
Cree, Inc.	(1,225)	(122,512)
Enphase Energy, Inc.	(864)	(123,595)
Itron, Inc.	(1,101)	(104,980)
L3Harris Technologies, Inc.	(261)	(56,914)
MaxLinear, Inc.	(3,322)	(126,303)
Mercury Systems, Inc.	(834)	(54,585)
NVIDIA Corp.	(199)	(129,307)
Pure Storage, Inc. – Class A	(8,837)	(168,345)
Roper Technologies, Inc.	(124)	(55,801)
SolarEdge Technologies, Inc.	(477)	(123,071)
Vicor Corp.	(659)	(59,363)
Xperi Holding Corp.	(5,785)	(123,915)
		(1,512,133)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

May 31, 2021 (Unaudited)

	Shares	Value
Credit Intermediation and Related Activities – (1.66)%
Community Bank System, Inc.	(876)	$(71,061)
First Financial Bankshares, Inc.	(1,428)	(71,900)
Live Oak Bancshares, Inc.	(1,194)	(72,333)
Mr. Cooper Group, Inc.	(2,089)	(72,259)
Pacific Premier Bancorp, Inc.	(1,560)	(71,713)
PennyMac Financial Services, Inc.	(1,083)	(67,807)
Rocket Cos, Inc. – Class A	(4,029)	(71,353)
		(498,426)
Data Processing Hosting and Related Services – (0.39)%
Zynga, Inc. – Class A	(10,791)	(116,974)

Educational Services – (0.12)%
Strategic Education, Inc.	(521)	(36,908)

Electrical Equipment, Appliance, and
Component Manufacturing – (0.84)%
Helen of Troy Ltd. (a)	(142)	(29,888)
IPG Photonics Corp.	(777)	(162,595)
Plug Power, Inc.	(1,859)	(57,071)
		(249,554)
Fabricated Metal Product Manufacturing – (0.34)%
Axon Enterprise, Inc.	(398)	(55,955)
BWX Technologies, Inc.	(701)	(43,841)
		(99,796)
Food Manufacturing – (0.76)%
Freshpet, Inc.	(430)	(76,033)
J&J Snack Foods Corp.	(439)	(77,080)
McCormick & Company, Inc.	(849)	(75,612)
		(228,725)
Food Services and Drinking Places – (0.30)%
Chipotle Mexican Grill, Inc.	(29)	(39,787)
Yum China Holdings, Inc.	(747)	(50,527)
		(90,314)
Funds, Trusts, and Other Financial Vehicles – (0.11)%
Garmin Ltd. (a)	(233)	(33,142)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

May 31, 2021 (Unaudited)

	Shares	Value
Furniture and Home Furnishings Stores – (0.53)%
Floor & Decor Holdings, Inc. – Class A	(1,607)	$(157,984)

Furniture and Related Product Manufacturing – (0.11)%
Purple Innovation, Inc.	(1,198)	(34,167)

General Merchandise Stores – (0.72)%
Burlington Stores, Inc.	(413)	(133,552)
PriceSmart, Inc.	(900)	(79,470)
		(213,022)
Insurance Carriers and Related Activities – (1.09)%
eHealth, Inc.	(695)	(45,348)
Equitable Holdings, Inc.	(2,862)	(90,869)
Goosehead Insurance, Inc. – Class A	(480)	(43,138)
Kinsale Capital Group, Inc.	(283)	(47,108)
Palomar Holdings, Inc.	(699)	(51,027)
Selectquote, Inc.	(2,241)	(45,537)
		(323,027)
Machinery Manufacturing – (0.95)%
II-VI, Inc.	(1,535)	(103,413)
Ingersoll Rand, Inc.	(1,122)	(55,696)
Range Resources Corp.	(5,005)	(67,868)
Xylem, Inc.	(468)	(55,280)
		(282,257)
Management of Companies and Enterprises – (0.48)%
Cullen/Frost Bankers, Inc.	(566)	(68,322)
South State Corp.	(829)	(73,623)
		(141,945)
Merchant Wholesalers, Durable Goods – (0.81)%
Copart, Inc.	(288)	(37,155)
New Relic, Inc.	(1,979)	(124,044)
Silk Road Medical, Inc.	(1,679)	(81,566)
		(242,765)
Merchant Wholesalers, Nondurable Goods – (1.10)%
Allakos, Inc.	(498)	(50,517)
GrowGeneration Corp.	(3,207)	(142,423)
Univar Solutions, Inc.	(2,105)	(57,024)
US Foods Holding Corp.	(2,005)	(78,075)
		(328,039)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

May 31, 2021 (Unaudited)

	Shares	Value
Mining (except Oil and Gas) – (0.52)%
Coeur Mining, Inc.	(4,770)	$(49,608)
Novagold Resources, Inc. (a)	(5,330)	(54,686)
Royal Gold, Inc.	(413)	(51,117)
		(155,411)
Miscellaneous Manufacturing – (1.06)%
Callaway Golf Co.	(881)	(32,527)
DexCom, Inc.	(226)	(83,482)
Inari Medical, Inc.	(919)	(79,907)
Peloton Interactive, Inc. – Class A	(299)	(32,982)
Tandem Diabetes Care, Inc.	(1,011)	(86,329)
		(315,227)
Miscellaneous Store Retailers – (0.31)%
KKR & Co, Inc.	(1,657)	(92,278)

Motion Picture and Sound Recording Industries – (0.43)%
Cinemark Holdings, Inc.	(5,687)	(128,868)

Motor Vehicle and Parts Dealers – (0.45)%
Vroom, Inc.	(3,044)	(134,575)

Nonstore Retailers – (0.24)%
Etsy, Inc.	(434)	(71,493)

Oil and Gas Extraction – (0.39)%
ONE Gas, Inc.	(713)	(52,990)
Southwestern Energy Co.	(12,412)	(64,170)
		(117,160)
Other Information Services – (0.67)%
Chegg, Inc.	(490)	(37,686)
CoStar Group, Inc.	(49)	(41,846)
Sabre Corp.	(8,624)	(119,442)
		(198,974)
Performing Arts, Spectator Sports, and Related Industries – (0.39)%
Madison Square Garden Entertainment Corp.	(1,304)	(116,356)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

May 31, 2021 (Unaudited)

	Shares	Value
Professional, Scientific, and Technical Services – (2.50)%
Adaptive Biotechnologies Corp.	(1,197)	$(45,259)
Allogene Therapeutics, Inc.	(1,316)	(33,821)
Arvinas, Inc.	(449)	(32,660)
Axonics, Inc.	(1,482)	(85,497)
Biohaven Pharmaceutical Holding Co. Ltd. (a)	(703)	(61,161)
Elastic NV (a)	(1,021)	(120,692)
Health Catalyst, Inc.	(1,469)	(78,871)
Magnite, Inc.	(3,940)	(117,018)
Vir Biotechnology, Inc.	(1,209)	(50,669)
Zscaler, Inc.	(620)	(120,404)
		(746,052)
Rental and Leasing Services – (0.37)%
Netflix, Inc.	(220)	(110,618)

Publishing Industries (except Internet) – (3.22)%
3D Systems Corp.	(4,512)	(132,698)
Bill.com Holdings, Inc.	(806)	(120,030)
Cornerstone OnDemand, Inc.	(2,926)	(128,655)
Datadog, Inc. – Class A	(1,318)	(120,004)
Fastly, Inc. – Class A	(2,548)	(120,240)
Medallia, Inc.	(4,649)	(119,340)
MongoDB, Inc.	(418)	(122,031)
Okta, Inc. – Class A	(438)	(97,429)
		(960,427)
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – (1.65)%
Apollo Global Management, Inc.	(1,618)	(92,776)
Ares Management Corp. – Class A	(1,722)	(95,020)
Charles Schwab Corp.	(1,345)	(99,328)
Morgan Stanley	(1,121)	(101,955)
Trupanion, Inc.	(518)	(46,708)
WillScot Mobile Mini Holdings Corp.	(1,915)	(55,535)
		(491,322)
Support Activities for Mining – (0.89)%
ConocoPhillips	(1,238)	(69,006)
Hecla Mining Co.	(5,981)	(53,829)
Helmerich & Payne, Inc.	(2,440)	(68,930)
Liberty Oilfield Services, Inc. – Class A	(4,977)	(74,456)
		(266,221)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

May 31, 2021 (Unaudited)

	Shares	Value
Telecommunications – (1.39)%
Bandwidth, Inc.	(758)	$(89,664)
Shenandoah Telecommunications Co.	(1,639)	(81,770)
Twilio, Inc. – Class A	(362)	(121,632)
Zoom Video Communications, Inc. – Class A	(369)	(122,334)
		(415,400)
Transit and Ground Passenger Transportation – (0.25)%
Lyft, Inc. – Class A	(1,319)	(75,302)

Transportation Equipment Manufacturing – (1.11)%
Aptiv PLC (a)	(496)	(74,608)
Boeing Co.	(197)	(48,663)
BorgWarner, Inc.	(1,533)	(78,628)
Raytheon Technologies Corp.	(557)	(49,411)
Visteon Corp.	(638)	(78,129)
		(329,439)
Utilities – (0.90)%
Ameren Corp.	(637)	(53,635)
Brookfield Renewable Corp. – Class A (a)	(1,225)	(52,332)
Essential Utilities, Inc.	(1,136)	(54,301)
PG&E Corp.	(5,325)	(53,995)
Sunnova Energy International, Inc.	(1,848)	(53,962)
		(268,225)
Water Transportation – (0.39)%
Kirby Corp.	(1,080)	(70,556)
Royal Caribbean Cruises Ltd. (a)	(494)	(46,074)
		(116,630)
Wood Product Manufacturing – (0.15)%
Trex Company, Inc.	(463)	(45,101)
TOTAL COMMON STOCKS (Proceeds $12,425,602)		(12,483,830)

REAL ESTATE INVESTMENT TRUSTS (1.76)%

Accommodation – (0.12)%
Park Hotels & Resorts, Inc.	(1,679)	(34,906)

Credit Intermediation and Related Activities – (0.31)%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	(1,865)	(91,777)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

May 31, 2021 (Unaudited)

	Shares	Value
Data Processing, Hosting and Related Services – (0.13)%
CyrusOne, Inc.	(544)	$(40,120)

Real Estate – (1.07)%
Crown Castle International Corp.	(216)	(40,932)
Equinix, Inc.	(53)	(39,046)
Healthpeak Properties, Inc.	(1,117)	(37,285)
PS Business Parks, Inc.	(275)	(42,615)
Rexford Industrial Realty, Inc.	(681)	(37,612)
Ryman Hospitality Properties, Inc.	(519)	(38,878)
Sun Communities, Inc.	(257)	(43,027)
UDR, Inc.	(826)	(39,342)
		(318,737)
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – (0.13)%
Americold Realty Trust	(1,019)	(38,742)
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Proceeds $510,764)		(524,282)
Total Securities Sold Short (Proceeds $12,936,366)		$(13,008,112)

(a)	Foreign issued security.

Abbreviations:
Ltd.	Limited Liability Company.
NV	Naamloze vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company.
SA	Generally designates a type of corporation in various countries, mostly those employing a civil law legal system.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Statement of Assets and Liabilities

May 31, 2021 (Unaudited)

Assets
Investments, at value (cost $31,770,167)	$39,546,396
Receivable for investments sold	7,062,289
Deposit for short sales at broker	3,426,213
Dividends and interest receivable	34,982
Other assets	18,768
Total Assets	50,088,648

Liabilities
Securities sold short, at value (proceeds $12,936,366)	13,008,112
Payable for Fund shares redeemed	17
Payable for investments purchased	7,166,543
Dividends payable on short positions	6,309
Payable to broker for interest expense	2,275
Payable to Adviser	14,378
Payable to affiliates	48,698
Accrued expenses and other liabilities	13,915
Total Liabilities	20,260,247
Net Assets	$29,828,401

Net Assets Consist Of:
Paid-in capital	16,461,268
Total Distributable Earnings	13,367,133
Net Assets	$29,828,401

Institutional Class Shares
Net Assets	$29,828,401
Shares of beneficial interest outstanding (unlimited number of
shares authorized, $0.001 par value)	1,716,847
Net asset value, redemption price and offering price per share	$17.37

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Statement of Operations

For the Six Months Ended May 31, 2021 (Unaudited)

Investment Income
Dividend income	$242,150
Interest income	40
Total Investment Income	242,190

Expenses
Management fees	132,044
Administration fees	56,339
Interest and broker expenses	46,554
Dividends on short positions	40,830
Transfer agent fees and expenses	20,074
Federal and state registration fees	11,324
Legal fees	10,390
Audit and tax fees	9,818
Custody fees	9,332
Chief Compliance Officer fees	6,370
Trustees’ fees	5,728
Fund accounting fees	4,808
Reports to shareholders	2,988
Insurance fees	642
Other expenses	1,958
Total Expenses	359,199
Expense reimbursement due from Adviser (Note 4)	(73,429)
Net Expenses	285,770
Net Investment Loss	(43,580)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	7,703,628
Short transactions	(1,640,538)
Change in net unrealized appreciation (depreciation) on:
Investments	15,798
Short transactions	(275,470)
Realized and Unrealized Gain on Investments	5,803,418
Net Increase in Net Assets from Operations	$5,759,838

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31, 2021	November 30,
	(Unaudited)	2020
From Operations
Net investment income (loss)	$(43,580)	$20,920
Net realized gain (loss) from:
Investments	7,703,628	5,918,578
Short transactions	(1,640,538)	(4,756,954)
Change in net unrealized
appreciation (depreciation) on:
Investments	15,798	(6,139,469)
Short transactions	(275,470)	26,610
Net increase (decrease) in
net assets from operations	5,759,838	(4,930,315)

From Distributions
Net dividend and distributions	(62,000)	(15,480,309)
Net decrease in net assets resulting
from distributions paid	(62,000)	(15,480,309)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	9,222,249	2,181,815
Net asset value of shares issued in
reinvestment of distributions to shareholders –
Institutional Class	28,272	10,315,411
Payments for shares redeemed –
Institutional Class	(7,656,820)	(37,290,525)
Net decrease in net assets from capital
share transactions	1,593,701	(24,793,299)

Total Increase (Decrease) In Net Assets	7,291,539	(45,203,923)

Net Assets
Beginning of period	22,536,862	67,740,785
End of period	$29,828,401	$22,536,862

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Statement of Cash Flows

For the Six Months Ended May 31, 2021 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$5,759,838
Adjustments to reconcile net increase in net assets from
operations to net cash used in operating activities:
Purchases of investments	(61,667,240)
Purchases of short-term investments, net	(65,193)
Proceeds from sales of long-term investments	62,549,049
Return of capital distributions received from underlying investments	6,975
Increase in dividends and interest receivable	(2,239)
Increase in receivable for investment securities sold	(7,062,289)
Increase in other assets	(5,655)
Proceeds from securities sold short	26,977,933
Purchases to cover securities sold short	(26,274,733)
Increase in payable for investment securities purchased	7,166,543
Decrease in dividends payable on short positions	(558)
Decrease in payable to broker for interest expense	(339)
Increase in payable to Adviser	5,322
Increase in accrued expenses and other liabilities	6,804
Unrealized depreciation on investments	(15,798)
Unrealized appreciation on short transactions	275,470
Net realized loss on investments	(7,703,628)
Net realized loss on short transactions	1,640,538
Net cash provided in operating activities	1,590,800

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	9,223,289
Payment on shares redeemed	(7,857,405)
Cash distributions paid to shareholders	(33,728)
Net cash used by financing activities	1,332,156
Net change in cash	$2,922,956

CASH:
Beginning Balance	503,257
Ending Balance	$3,426,213

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	46,893
Non-cash financing activities – distributions reinvested	28,272
Non-cash financing activities – (increase)/decrease in
receivable for Fund shares sold	(1,040)
Non-cash financing activities – decrease in payable for Fund shares redeemed	200,585

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE
BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	—
Deposit with brokers short sale proceeds	503,257

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE
END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	—
Deposit with brokers short sale proceeds	3,426,213

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Financial Highlights – Institutional Class

Six Months Ended
May 31, 2021
(Unaudited)
Net Asset Value, Beginning of Period	$14.03

Income from investment operations:
Net investment income (loss)(1)	(0.03)
Net realized and unrealized gain on investments	3.41
Total from Investment Operations	3.38

Less distributions paid:
From net investment income	(0.04)
From net realized gains	—
Total distributions paid	(0.04)

Net Asset Value, End of Period	$17.37

Total Return(2)	24.18%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$29,828
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(3)	2.72%
After waiver and expense reimbursement(3)	2.16%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement	(0.89)%
After waiver and expense reimbursement	(0.33)%
Portfolio turnover rate	176.88%

(1)	Per share net investment income was calculated using the daily average shares outstanding method.
(2)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions, interest and broker expenses were 2.16% and 1.50%, 1.69% and 1.50%, 1.32% and 1.32%, 1.27% and 1.27%, 1.28% and 1.28%, 1.31% and 1.31% for the periods ended May 31, 2021, November 30, 2020, November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016, respectively.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Period

Year Ended November 30,
2020	2019	2018	2017	2016
$19.76	$19.83	$21.03	$18.47	$18.63

0.01	0.14	0.01	0.04	0.11
(1.11)	0.65	1.47	3.32	0.93
(1.10)	0.79	1.48	3.36	1.04

(0.13)	(0.07)	(0.04)	(0.18)	(0.07)
(4.50)	(0.79)	(2.64)	(0.62)	(1.13)
(4.63)	(0.86)	(2.68)	(0.80)	(1.20)

$14.03	19.76	$19.83	$21.03	$18.47

-7.68%	4.72%	7.69%	18.81%	6.04%

$22,537	$67,741	$112,861	$128,565	$125,815

2.58%	2.18%	2.20%	2.11%	2.21%
2.39%	2.18%	2.20%	2.11%	2.21%

(0.13)%	0.76%	0.03%	0.20%	0.65%
0.06%	0.76%	0.03%	0.20%	0.65%
251.72%	239.08%	193.55%	214.61%	260.81%

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND
Notes to Financial Statements
May 31, 2021 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Convergence Long/Short Equity Fund (the “Fund”) (formerly known as the Convergence Core Plus Fund) represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to seek long-term capital growth. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective on December 29, 2009 and commenced operations on December 29, 2009 for Institutional Class shares.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Convergence Investment Partners, LLC (the “Adviser”), the Fund’s investment adviser.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services–Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund, including long and short positions of common stock and real estate investment trusts, that is listed on a securities exchange, except those listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security shall be valued at, (i) the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or (ii) the last sales price on the Composite Market for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets, as published by an approved independent pricing service (“Pricing Service”).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more

CONVERGENCE LONG/SHORT EQUITY FUND
Notes to Financial Statements (Continued)
May 31, 2021 (Unaudited)

broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value, as described below. Any discount or premium is accreted or amortized using the constant yield method until maturity.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined as described below. Money market mutual funds are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

CONVERGENCE LONG/SHORT EQUITY FUND
Notes to Financial Statements (Continued)
May 31, 2021 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2021:

	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stock	$38,657,241	$—	$—	$38,657,241
Real Estate Investment Trusts	706,684	—	—	706,684
Short-Term Investments	182,471	—	—	182,471
Total Assets	$39,546,396	$—	$—	$39,546,396

Liabilities:
Securities Sold Short
Common Stocks	$(12,483,830)	$—	$—	$(12,483,830)
Real Estate Investment Trusts	(524,282)	—	—	(524,282)
Total Securities Sold Short	$(13,008,112)	$—	$—	$(13,008,112)
Total Liabilities	$(13,008,112)	$—	$—	$(13,008,112)

(1) See the Schedule of Investments for industry classifications.

The Fund measures Level 3 activity as of the end of the period.  For the six months ended May 31, 2021, the Fund did not have any significant unobservable inputs (Level 3 securities) used in determining fair value.  Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

The Fund did not invest in derivative securities or engage in hedging activities during the six months ended May 31, 2021.

(b) Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which a fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense, and interest expense is accrued daily. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of

CONVERGENCE LONG/SHORT EQUITY FUND
Notes to Financial Statements (Continued)
May 31, 2021 (Unaudited)

segregated assets is required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short. The Fund’s securities sold short and deposits for short sales are held with one major securities broker-dealer. The Fund does not require this broker-dealer to maintain collateral in support of the receivable for proceeds on securities sold short.

(c) Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code, as amended, necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the six months ended May 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended May 31, 2021, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended November 30, 2017.

(d) Distributions to Shareholders

The Fund will distribute any net investment income and any net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(e) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the fair value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.  The Fund does not charge a redemption fee, and therefore the offering and redemption price per share are equal to a Fund’s NAV per share.

CONVERGENCE LONG/SHORT EQUITY FUND
Notes to Financial Statements (Continued)
May 31, 2021 (Unaudited)

(g) Allocation of Income, Expenses and Gains/Losses

Expenses associated with a specific fund in the Trust are charged to that Fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h) Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Dividend income from real estate investment trusts (“REITs”) is recognized on the ex-date and included in dividend income.  The calendar year-end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available and adjusts for actual classifications in the calendar year the information is reported.

Withholding taxes on foreign dividends, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

(3)	Federal Tax Matters

The tax character of distributions paid by the Fund during the fiscal years ended November 30, 2020 and November 30, 2019 was as follows:

	November 30, 2020	November 30, 2019
Ordinary Income	$8,367,012	$ 392,874
Long-Term Capital Gain	$7,113,297	$4,322,284

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended November 30, 2020.  The Fund utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.  The amounts designated as gain for the fiscal years ended November 30, 2020 and 2019 were as follows:

	November 30, 2020	November 30, 2019
Long-term	$1,075,752	$8,405,679

CONVERGENCE LONG/SHORT EQUITY FUND
Notes to Financial Statements (Continued)
May 31, 2021 (Unaudited)

As of November 30, 2020, the components of distributable earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes(1)	$14,631,731
Gross tax unrealized appreciation	$8,523,078
Gross tax unrealized depreciation	(875,152)
Net tax unrealized appreciation	7,647,926
Undistributed ordinary income	24,835
Undistributed long-term capital gain	—
Total distributable earnings	24,835
Other accumulated losses	(3,466)
Total distributable earnings	$7,669,295

(1) Includes securities sold short.

The tax basis of distributable earnings for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses, and equalization by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications are due to equalization and have no effect on net assets or NAV per share.  For the year ended November 30, 2020, the following table shows the reclassifications made:

Paid-in capital	$ 1,075,752
Total distributable earnings	$(1,075,752)

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through the expiration dates listed below, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund

CONVERGENCE LONG/SHORT EQUITY FUND
Notes to Financial Statements (Continued)
May 31, 2021 (Unaudited)

fees and expenses or extraordinary expenses such as litigation) do not exceed the expense limitation cap listed below of the Fund’s average daily net assets (the “Expense Limitation Cap”).

	Expiration Date	Expense Limitation Cap
Institutional Class	March 30, 2022	1.50%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement; or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring during the fiscal period ending:

November 30, 2021	$—
November 30, 2022	—
November 30, 2023	71,496
May 31, 2024	73,429

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fees incurred for the six months ended May 31, 2021, and owed as of May 31, 2021 were as follows:

Incurred	Owed
$56,339	$32,369

Fund Services also serves as the fund accountant and transfer agent to the Fund. U.S. Bank National Association (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian.  The Trust’s Chief Compliance Officer is also an employee of Fund Services.  Fees incurred for the six months ended May 31, 2021, and owed as of May 31, 2021 were as follows:

	Incurred	Owed
Fund Accounting	$4,808	$2,500
Transfer Agency	$20,074	$7,002
Custody	$9,332	$4,342
Chief Compliance Officer	$6,370	$2,485

The Fund has a line of credit with U.S. Bank (see Note 9).

CONVERGENCE LONG/SHORT EQUITY FUND
Notes to Financial Statements (Continued)
May 31, 2021 (Unaudited)

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

Certain officers of the Fund are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and U.S. Bank.

(6)	Capital Share Transactions

Transactions in Institutional Class shares of the Fund was as follows:

	Six Months Ended	Year Ended
	May 31, 2021	November 30, 2020
Shares sold	623,942	162,978
Shares reinvested	1,964	668,963
Shares redeemed	(515,358)	(2,653,782)
Net increase (decrease)	110,548	(1,821,841)

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and securities sold short, for the Fund for the six months ended May 31, 2021 is summarized below. There were no purchases or sales of U.S. government securities for the Fund.

Purchases	$61,667,240
Sales	$62,549,049

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2021, Charles Schwab & Co., Inc., and Exclusive Company Corp., for the benefit of others, held 39.16% and 31.29%, respectively, of the Convergence Long/Short Equity Fund’s outstanding Institutional Class shares.

(9)	Line of Credit

At May 31, 2021, the Convergence Long/Short Equity Fund had a line of credit in the amount of the lesser of 33.33% of the fair value of unencumbered assets of the Fund or $4,000,000 which matures August 7, 2021. Prior to August 8, 2020, the Fund had a line of credit in the amount of the lesser of 33.33% of the fair value of unencumbered assets of the Fund or $13,000,000. The unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank. Interest was accrued at the prime rate of 3.25%. There were no loans outstanding for the Fund as of May 31, 2021. The following table provides information regarding usage of the line of credit for the six months ended May 31, 2021.

CONVERGENCE LONG/SHORT EQUITY FUND
Notes to Financial Statements (Continued)
May 31, 2021 (Unaudited)

	Average	Maximum	Maximum
Days	Amount of	Interest	Amount of	Borrowing
Utilized	Borrowing	Expense*	Borrowing	Dates
12/22/2020 &
4	$140,500	$51	$235,000	12/23/2020

* Interest expense is included within other expenses on the Statement of Operations.

(10)	Recent Market Events

U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic, which has resulted in related public health issues, growth concerns in the U.S. and overseas, temporary and permanent layoffs in the private sector and rising unemployment claims and reduced consumer spending. The recovery from the lasting effects of COVID-19 is uncertain and may last for an extended period of time. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

(11)	Subsequent Events

On June 30, 2021, Foreside Financial Group, LLC (“Foreside”), the ultimate parent company of Quasar, the Fund’s distributor, and Lovell Minnick Partners, LLC (“LMP”) announced they had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”), a private equity firm specializing in financial and related business services companies. Genstar will acquire a majority stake in Foreside, and LMP will exit its investment in Foreside. The transaction is anticipated to close, subject to any necessary governmental and regulatory approvals, in the third quarter of 2021. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

CONVERGENCE LONG/SHORT EQUITY FUND
Statement Regarding Liquidity Risk Management Program
(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Convergence Investment Partners, LLC (“Convergence”), the investment adviser to the Convergence Long/Short Equity Fund (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved Convergence as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Liquidity Risk Management Committee, as may be constituted from time to time and which will be comprised of at least one Portfolio Manager, the Director of Operations and the Chief Compliance Officer. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On April 15, 2021, the Board reviewed the Program Administrator’s written annual report for the period July 1, 2020 through December 31, 2020 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator provides portfolio investment classification services, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolios are expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

CONVERGENCE LONG/SHORT EQUITY FUND
Notice of Privacy Policy & Practices
(Unaudited)

We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

CONVERGENCE LONG/SHORT EQUITY FUND
Additional Information
(Unaudited)

Tax Information

For the year ended November 30, 2020, the Fund designated 27.97% of its ordinary income distribution as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2020, 28.42% of dividends paid from net ordinary income for the Fund qualified for the dividends received deduction available to corporate shareholders.

For the fiscal year ended November 30, 2020, the Fund designated 94.67% of its taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

CONVERGENCE LONG/SHORT EQUITY FUND
Additional Information (Continued)
(Unaudited)

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-677-9414.

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	22	Professor Emeritus,	Independent
615 E. Michigan St.		Term; Since		Department	Trustee, USA
Milwaukee, WI 53202		August 22,		of Accounting,	MUTUALS
Year of Birth: 1955		2001		(June 2019–	(an open-end
				present), Professor,	investment
				Department	company)
				of Accounting,	(2001-2021).
(2004–May 2019),
Chair, Department
of Accounting
(2004–2017),
Marquette University.

Gary A. Drska	Trustee	Indefinite	22	Pilot,	Independent
615 E. Michigan St.		Term; Since		Frontier/Midwest	Trustee, USA
Milwaukee, WI 53202		August 22,		Airlines, Inc.	MUTUALS
Year of Birth: 1956		2001		(airline company)	(an open-end
				(1986–present).	investment
company)
(2001-2021).

CONVERGENCE LONG/SHORT EQUITY FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	22	President	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since		(2017–present),	Funds (an
Milwaukee, WI 53202	Trustee	August 22,		Chief Operating	open-end
Year of Birth: 1962		2001		Officer (2016–	investment
				2020), Executive	company)
				Vice President	(2003–2017);
				(1994–2017), U.S.	Trustee, USA
				Bancorp Fund	MUTUALS
				Services, LLC.	(an open-end
investment
company)
(2001–2018).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,		Services, LLC
Year of Birth: 1957	Executive	2013		(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,		Services, LLC
Year of Birth: 1974	and	2013		(2002–present).
Principal
Financial
and
Accounting
Officer

CONVERGENCE LONG/SHORT EQUITY FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Elizabeth B. Scalf	Chief	Indefinite	N/A	Senior Vice	N/A
615 E. Michigan St.	Compliance	Term; Since		President,
Milwaukee, WI 53202	Officer,	July 1,		U.S. Bancorp Fund
Year of Birth: 1985	Vice	2017		Services,
	President			LLC (February
	and			2017–present);
	Anti-Money			Vice President and
	Laundering			Assistant CCO,
	Officer			Heartland Advisors,
Inc. (December 2016–
January 2017);
Vice President and
CCO, Heartland
Group, Inc. (May
2016–November
2016); Vice
President, CCO and
Senior Legal Counsel
(May 2016–November
2016), Heartland
Advisors, Inc.

Jay S. Fitton	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President, U.S.
Milwaukee, WI 53202		July 22, 2019		Bancorp Fund
Year of Birth: 1970				Services, LLC
(2019–present);
Partner, Practus, LLP
(2018–2019);
Counsel, Drinker
Biddle & Reath, LLP
(2016–2018).

CONVERGENCE LONG/SHORT EQUITY FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

Laura A. Carroll	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		August 20,		Bancorp Fund
Year of Birth: 1985		2018		Services, LLC
(2007–present).

*	Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-677-9414. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-877-677-9414, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Fund’s Form N-PORT reports on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Fund toll-free at 1-877-677-9414 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

CONVERGENCE LONG/SHORT EQUITY FUND

Investment Adviser	Convergence Investment Partners, LLC
3801 PGA Boulevard
Suite 1001
Palm Beach Gardens, Florida 33410

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank National Association
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
111 East Kilbourn Avenue
Suite 2200
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

MN-SEMI

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Trust for Professional Managers

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    August 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    August 6, 2021

By (Signature and Title)*    /s/Jennifer Lima
Jennifer Lima, Treasurer

Date    August 6, 2021

* Print the name and title of each signing officer under his or her signature.